Derivative Liability (Tables)	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Fair Value of Derivative Liability

The fair value of this derivative liability was determined based on management’s estimate of the expected future cash flows required to settle the liability. This valuation technique involves management’s estimates and judgment based on unobservable inputs and is classified in level 3.

Derivative liability as of December 31, 2016	$19,700
Change in fair value of derivative liability	276,100

Derivative liability as of December 31, 2017	$295,800

The amount of net loss for the period attributable to the unrealized losses relating to liability still held at the reporting date	$276,100